Lease - Schedule of Operating Leases (Details) - USD ($)	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Schedule of Operating Leases [Abstract]
Right-of-use asset, net	$ 29,393	$ 39,552
Lease liability – current	25,411	24,229
Lease liability – non-current	6,493	18,735
Total	$ 31,904	$ 42,964
Weighted average discount rate	3.50%	3.50%
Operating lease cost	$ 11,921	$ 9,485